Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 17 dated April 3, 2018

To

Prospectus dated April 28, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through April 2, 2018, we received and accepted subscriptions in our offerings for approximately 101,409,400 shares of our common stock at an average price per share of $10.30, for corresponding gross proceeds of approximately $1,044,478,100, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

DISTRIBUTIONS

Our board of directors (the “Board”) has delegated to our executive officers the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the Board on a quarterly basis.

On March 29, 2018, our co-chief executive officers declared regular weekly cash distributions for April 2018 through June 2018.

Each of the regular weekly cash distributions of $0.014067 per share will be paid monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount Per Share
April 3, 2018	April 25, 2018	$0.014067
April 10, 2018	April 25, 2018	$0.014067
April 17, 2018	April 25, 2018	$0.014067
April 24, 2018	April 25, 2018	$0.014067
May 1, 2018	May 30, 2018	$0.014067
May 8, 2018	May 30, 2018	$0.014067
May 15, 2018	May 30, 2018	$0.014067
May 22, 2018	May 30, 2018	$0.014067
May 29, 2018	May 30, 2018	$0.014067
June 5, 2018	June 27, 2018	$0.014067
June 12, 2018	June 27, 2018	$0.014067
June 19, 2018	June 27, 2018	$0.014067
June 26, 2018	June 27, 2018	$0.014067

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from CION Investment Management, LLC (“CIM”), which is subject to recoupment. On January 2, 2018, we entered into an expense support and conditional reimbursement agreement with CIM for purposes of (i) replacing CION Investment Group, LLC (formerly, ICON Investment Group, LLC) (“CIG”) and Apollo Investment Management, L.P. (“AIM”) with CIM as the expense support provider pursuant to the terms of the expense support and conditional reimbursement agreement; and (ii) extending the termination date to December 31, 2018. To date, distributions have not been paid from offering proceeds or borrowings. In certain prior periods, if expense support from CIG were not supported, some or all of the distributions may have been a return of capital; however, distributions have not included a return of capital as of the date hereof.  We have not established limits on the amount of funds we may use from available sources to make distributions. Through December 31, 2014, a portion of our distributions resulted from expense support from CIG, and future distributions may result from expense support from CIM, each of which is subject to repayment by us within three years. For the years ended December 31, 2015, 2016 and 2017, none of our distributions resulted from expense support from CIG or AIM. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or CIM continues to provide such expense support. Shareholders should also understand that our future repayments of expense support will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  CIM has no obligation to provide expense support to us in future periods.

ADMINISTRATION AGREEMENT

On April 1, 2018, we entered into an administration agreement with CIM for the purpose of replacing ICON Capital with CIM as our administrator pursuant to the terms of the administration agreement. The administration agreement was entered into with CIM as part of the new and ongoing relationship among us, CIM and AIM. No other material terms of the administration agreement with ICON Capital were amended in connection with the administration agreement with CIM.

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